                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 15, 1997
                         ----------------------------



                         SYLVAN LEARNING SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                 0-22844                      52-1492296
        --------           ----------------------        --------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                                Number)



                   1000 Lancaster Street
                   Baltimore, Maryland                    21202
               --------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


                                (410) 843-8000
                                --------------
                        (Registrant's telephone number)

Item 5.  Other Events.

The supplemental consolidated financial statements of Sylvan Learning Systems, Inc. ("the Company") attached hereto as Exhibits for each of the three years in the period ended December 31, 1996 and for the quarters ended March 31, 1997 and 1996 have been restated to give retroactive effect to the Company's merger with I-R, Inc. and Independent Child Study Teams, Inc. (collectively, "Educational Inroads") on May 30, 1997. The merger was accounted for by the Company as a pooling-of-interests and, accordingly, the Company's financial statements and schedule have been restated for all periods prior to the merger to include the results of operations, financial position and cash flows of Educational Inroads. As of the date of this report, the Company has not issued financial statements for a period including the merger date and, therefore, the financial statements are considered "supplemental." Upon the issuance of financial statements for a period that includes the date of the merger, the supplemental consolidated financial statements and schedule will become the historical consolidated financial statements and schedule of the Company.

Also attached hereto as Exhibits are revised Management's Discussion and Analysis of Financial Condition and Results of Operations based on the supplemental consolidated financial statements described above.

              SELECTED SUPPLEMENTAL CONSOLIDATED FINANCIAL DATA(1)

                                       PARTNERSHIP
                                        AND SYLVAN
                          PARTNERSHIP    COMBINED                    SYLVAN
                          ------------ ------------ ---------------------------------------------
                           YEAR ENDED   YEAR ENDED         YEAR ENDED             THREE MONTHS
                          DECEMBER 31, DECEMBER 31,       DECEMBER 31,           ENDED MARCH 31,
                          ------------ ------------ ---------------------------  ----------------
                              1992         1993      1994      1995      1996     1996     1997
                          ------------ ------------ -------  --------  --------  -------  -------
                                     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENTS OF OPERATIONS
 DATA:
Revenues................    $33,821      $51,519    $68,748  $111,059  $181,936  $41,506  $51,944
Cost and expenses:
 Direct costs ..........     28,840       44,056     60,388    96,708   150,449   36,423   43,630
 General and
  administrative
  expense(2)............      5,433        6,255      4,998     6,206     8,755    2,069    2,961
 Loss on impairment of
  assets................        --           --         --      3,316       --       --       --
                            -------      -------    -------  --------  --------  -------  -------
 Total expenses.........     34,273       50,311     65,386   106,230   159,204   38,492   46,591
                            -------      -------    -------  --------  --------  -------  -------
Operating income
 (loss).................       (452)       1,208      3,362     4,829    22,732    3,014    5,353
Non-operating income
 (expense)..............          1         (116)       224       391       363       92     (128)
Interest income
 (expense), net.........       (594)      (1,290)       (62)   (1,440)      551      142      480
                            -------      -------    -------  --------  --------  -------  -------
Income (loss) from
 continuing operations
 before income taxes and
 extraordinary items....     (1,045)        (198)     3,524     3,780    23,646    3,248    5,705
Income taxes............        (16)          (7)       (76)     (209)   (8,850)  (1,469)  (2,258)
                            -------      -------    -------  --------  --------  -------  -------
Income (loss) from
 continuing operations
 before extraordinary
 items..................     (1,061)        (205)     3,448     3,571    14,796    1,779    3,447
Discontinued
 operations(3):
 Loss from operations,
  net of tax............     (1,700)        (375)       --        --        --       --       --
 Gain on disposal.......        427          580        --        --        --       --       --
                            -------      -------    -------  --------  --------  -------  -------
 Income (loss) from
  discontinued
  operations............     (1,273)         205        --        --        --       --       --
                            -------      -------    -------  --------  --------  -------  -------
Net income (loss) before
 extraordinary items....     (2,334)         --       3,448     3,571    14,796    1,779    3,447
Extraordinary items(4)..        --          (177)       --        --        --       --       --
                            -------      -------    -------  --------  --------  -------  -------
 Net income (loss)(6)...    $(2,334)     $  (177)   $ 3,448  $  3,571  $ 14,796  $ 1,779  $ 3,447
                            =======      =======    =======  ========  ========  =======  =======
Net income (loss) from
 continuing operations
 per share(5)...........                 $ (0.02)   $  0.21  $   0.21  $   0.59  $  0.07  $  0.12
                                         =======    =======  ========  ========  =======  =======
Net income (loss) per
 share(5)(6)............                 $ (0.01)   $  0.21  $   0.21  $   0.59  $  0.07  $  0.12
                                         =======    =======  ========  ========  =======  =======
Weighted average shares
 outstanding(5).........                  12,967     16,533    17,386    24,996   24,901   27,207
                                         =======    =======  ========  ========  =======  =======
BALANCE SHEET DATA (AT
 PERIOD END):
Cash and cash
 equivalents............    $   673      $11,499    $ 4,366  $  2,903  $ 11,198  $ 4,272  $12,789
Available-for-sale
 securities.............        127        1,248      2,537    30,735    16,449   22,725   10,730
Net working capital
 (deficit)..............     (3,302)      12,665     13,166    39,407    29,603   44,580   40,228
Intangible assets and
 deferred contract
 costs..................        149        7,000      7,932    82,849   122,932   81,173  120,948
Total assets............     18,446       42,003     50,046   174,070   259,590  174,200  260,380
Long-term debt and
 capital leases.........      5,578        6,640      9,814     9,854    32,228   10,519   22,524
Stockholders' or
 partners' equity.......        326       24,563     32,481   137,148   180,323  141,206  201,880

-------
(1) Prior to February 1, 1991, the Sylvan Learning Centers business was conducted by Sylvan Learning Corporation (the "Predecessor"). On February 1, 1991, the Predecessor contributed the Sylvan Learning Centers business to Sylvan KEE Systems, a Maryland general partnership (the "Partnership") in exchange for a 50% partnership interest, and Sylvan contributed its computer training software development business to the Partnership in exchange for the other 50% partnership interest. On January 26, 1993, Sylvan acquired the Predecessor and dissolved the Partnership. On September 3, 1993, Sylvan sold its computer training software development business.

    During 1994, Sylvan acquired by mergers all of the outstanding stock of Learning Services, Inc. ("LSI") and Loralex Corporation ("Loralex"). These companies owned and operated a total of nine Sylvan Learning Centers located in the Northeast United States and Florida. On February 17, 1995, Sylvan acquired by merger all of the outstanding stock of Remedial Education and Diagnostic Services, Inc. and READS, Inc. (collectively, "READS"), a Philadelphia-based provider of remedial, education and a variety of consulting services to school districts, county-wide educational agencies and municipalities in the Eastern United States. The READS, Loralex and LSI acquisitions have been accounted for by Sylvan as poolings-of-interests and, accordingly, Sylvan's financial statements have been restated for all periods presented to include the results of operations of READS, Loralex and LSI.

    Effective September 30, 1995 Sylvan acquired Drake Prometric, L.P. ("Drake"), a leading provider of computer-based certification, licensure and assessment testing. The transaction was accounted for using the purchase method of accounting, and Sylvan's results of operations from October 1, 1995 include the operations of Drake.

    Effective December 1, 1996, Sylvan acquired Wall Street, a European-based franchisor and operator of learning centers that teach the English language. This transaction was accounted for using the purchase method of accounting and Sylvan's results of operations from December 1, 1996 include the operations of Wall Street. Sylvan paid $4.9 million of the $20.1 million purchase price in cash and the remainder in 714,884 shares of Common Stock.

    On May 30, 1997, the Company consummated its acquisition by merger of all of the outstanding common stock of Educational Inroads. Educational Inroads provided contract educational services to school districts in New Jersey and several other states. The Educational Inroads acquisition has been accounted for by Sylvan as a pooling-of-interests and, accordingly, Sylvan's financial statements have been restated for all periods prior to the acquisition to include the results of operations of Educational Inroads. Educational Inroads generated revenues of $24.8 million in 1996. As of the date of this Prospectus, the Company has not issued financial statements for a period including the date the Educational Inroads acquisition was consummated, and, until that time, these restated financial statements are considered "supplemental." Upon the issuance of financial statements for a period that includes the consummation date of the Educational Inroads acquisition, the supplemental consolidated financial statements will become the historical consolidated financial statements of the Company.

(2) The Company has reclassified certain operating expenses previously included in general and administrative expense to direct costs. This change has been reflected for all periods presented.

(3) Represents Sylvan's computer training software development business which was sold in September 1993 and a Canadian computer training business, 80.1% of which was sold in 1992.

(4) Represents the $350,000 gain on extinguishment of a $3.5 million debt to Learning Centers, Inc., and a $527,000 loss on an extinguishment of $5.0 million of notes payable to stockholders, each recorded in 1993.

(5) All share and per share data have been restated to retroactively reflect a 3-for-2 stock split of the Company's common stock for stockholders of record on November 7, 1996.

(6) Reducing compensation expense relating to Educational Inroads stockholders to reflect their post-acquisition contractual compensation levels and eliminating non-recurring acquisition transaction costs would result in supplemental pro forma net income and net income per share of $16,266,000 and $0.65, respectively, in 1996 and $4,017,000 and $0.14, respectively in the first quarter of 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  23.01 Consent of Ernst & Young LLP

         (d)  99.1  Management's Discussion and Analysis of Financial Condition
                    and Results of Operations for the Quarters Ended March 31, 1996 and March 31, 1997 and for the Years Ended December 31, 1994, 1995 and 1996

              99.2 Supplemental Consolidated Financial Statements and Schedule for each of the three years in the period ended December 31, 1996 (audited)

              99.3 Supplemental Consolidated Financial Statements for the three months ended March 31, 1996 and March 31, 1997 (unaudited)

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 14, 1997                    SYLVAN LEARNING SYSTEMS, INC.


                                        By:  /s/ B. Lee McGee
                                           -------------------------------
                                              B. Lee McGee, Vice President
                                              and Chief Financial Officer